Derivative Financial Instruments	12 Months Ended
Dec. 31, 2024
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Derivative Financial Instruments	Derivative Financial Instruments
We use derivative hedging instruments, principally foreign currency forward contracts and interest rate swaps, for the purpose of managing currency risks and interest rate risk arising from our operations and sources of financing.
Cash Flow Hedges

The notional amount of foreign currency forward contracts, designated as cash flow hedges, outstanding at December 31, 2024 and 2023 were $68 million and $78 million, respectively. The amount recorded within other comprehensive (loss) income at December 31, 2024 is expected to impact the consolidated statement of operations in 2025.

Refer to Note 19 - Shareholders’ Equity - Accumulated Other Comprehensive Income for further information.
Derivatives Not Designated as Hedging Instruments

The notional amount of foreign currency forward contracts, not designated as hedging instruments, outstanding at December 31, 2024 and 2023 was $942 million and $231 million, respectively.

Included in the outstanding foreign currency forward contracts at December 31, 2024, was a forward contract entered into in the third quarter of 2024 related to anticipated proceeds from the Proposed Transaction. Specifically, the Company entered into deal-contingent foreign exchange forward contracts for a notional amount of €450 million, with no upfront cash cost, to manage its exposure to foreign currency exchange rate fluctuations of the U.S. denominated proceeds against the Euro. The forward contracts will net cash settle if the deal closes by November 21, 2025. Unrealized losses of $34 million as of December 31, 2024 have been recognized within foreign exchange (gain) loss, net in the Consolidated Statements of Operations.